Supplement dated July 27, 2026
to the following statutory prospectus(es):
Nationwide Advisory Retirement Income Annuity dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Appendix H: Financial Intermediary Variations is updated to add the following:
LPL Financial, LLC
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If an applicant is applying for a qualified contract (IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract unless the applicant elects the Return of Premium Death Benefit Option.
Information in Appendix H: Financial Intermediary Variations relating to Merrill Lynch is updated as follows:
Merrill Lynch
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If an applicant is applying for a qualified contract (IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract unless the applicant elects a living benefit option or the death benefit option.
•
If an applicant is applying for a qualified contract (IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract unless the applicant elects the Return of Premium Death Benefit Option.
•
Financial professionals of this firm will not recommend the Nationwide Lifetime Income Rider Plus Accelerated Advisory.
•
Financial professionals of this firm will not recommend this contract within an inherited IRA.
PROS-1206